Exhibit 10.12

SHORT TERM FINANCING AGREEMENT, DATED

JUNE 10, 2005, BY AND AMONG LEVERET

INTERNATIONAL INC., AS LENDER, AND AEGEAN

MARINE INVESTMENTS S.A., AS BORROWER

SHORT TERM FINANCING AGREEMENT

THIS AGREEMENT is made today: 10th June 2005.

BETWEEN:

1.    Leveret International Inc., a Liberian Corporation of 80 Broad street, Monrovia, Liberia

2.    Aegean Investments S.A. of Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH96960, Marshall Islands (hereinafter the “Borrower”).

WHEREAS :

The Borrower has requested the Lender to make available to it a short term financing of USD 838,100.00 (Eight Hundred Thirty Eight Thousand and One Hundred), (hereinafter called the “Facility”), which the Lender agreed to grant on the following terms and conditions:

A.   TERMS OF FACILITY

a.    The Lender makes available to the Borrower the Facility to be used for the finance the acquisition cost and related expenses of the condominium Unit No. 3210, Palisades Condominium, 100 Old Palisades Road, Borough of Font Lee, Bergen County, New Jersey, USA (the “Property”) by Aegean Oil (USA) LLC of which the Borrower is the sole member.

b.    The Facility will bear no interest at all.

c.    The Borrower hereby acknowledges states and confirms receipt of the Facility.

d.    The Facility is repayable upon Lender’s first written demand for the repayment of the Facility in part or in whole not later than four (4) months as of today.

B.    REPRESENTATIONS AND WARRANTIES

The Borrower hereby represents and warrants to the Lender, that:

a.    The Borrower is a company duly organized and validly existing and in good standing under the laws of the Republic of Marshall Islands and has the corporate authority to own/acquire assets and carry out its business and other activities as they are now or in the future going to be conducted.

b.    The Borrower has the power to enter into and perform this Agreement and to authorize the execution of this Agreement and any other documents related thereto.

c.    This Agreement constitutes legally binding obligation of the Borrower and is enforceable in accordance with its terms.

d.    The Borrower has the legal ability to undertake towards the Lender the repayment of the Facility upon Lender’s first demand in whole or in part(s) in foreign exchange in any part of the world and in Greece and the Borrower has and/or will have in Greece available funds of its own or through its affiliate companies or through further banking borrowing facilities in foreign exchange free and not subject to any mandatory assignment to the Bank of Greece, pursuant to any provisions of any law, decision or regulation of any governmental body or other regulatory authority and out of such funds the Borrower may without any restrictions whatsoever effect payments to the Lender in connection with this Agreement.

C. LAW/JURISDICTION

a.    This Agreement shall be governed and construed in all respects in accordance with the laws of Greece.

b.    All disputes under this Agreement including enforcement proceedings and the taking of any conservative measures are submitted to the exclusive jurisdiction of the Courts of Piraeus.

IN WITNESS whereof these presents were issued the date first above written.

THE LENDER		THE BORROWER

By :	/s/ Dimitrios Melisanidis	By:	/s/ Theodora Papadogianni
Dimitrios Melisanidis		Theodora Papadogianni

ADDENDUM No.1 TO THE

SHORT TERM FINANCING AGREEMENT

DATED 10th JUNE 2005 (the “Agreement”)

AN ADDENDUM made the 3rd October 2005

BETWEEN:

1.    Leveret International Inc., a Liberian Corporation of 80 Broad street, Monrovia, Liberia (hereinafter the “Lender”)

2.    Aegean Investments S.A. of Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH96960, Marshall Islands (hereinafter the “Borrower”).

WHEREBY IT IS AGREED AS FOLLOWS:

1. Clause A(d) of the Agreement is hereby replaced and amended to read as follows:

“d.  The Facility is repayable upon Lender’s first written demand for the repayment of the Facility in part or in whole not later than the 31st December 2005.”

2. All other terms and provisions of the Agreement remain in full force and effect.

IN WITNESS whereof these presents were issued the date first above written.

THE LENDER		THE BORROWER

By :	/s/ Dimitrios Melisanidis	By:	/s/ Theodora Papadogianni
Dimitrios Melisanidis		Theodora Papadogianni